SunTrust Banks, Inc. 4Q 2008 Earnings Presentation January 22, 2009 Exhibit 99.2

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2007 Annual Report on Form 10-K, Quarterly Reports on
Form 10-Q, and Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures are provided within this presentation.  In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis.
The FTE basis adjusts for the tax-favored status of income from certain loans and investments.  The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
This presentation contains forward-looking statements. Statements regarding future levels of charge-offs, provision expense, and income are forward-looking statements.  Also, any statement that does not describe historical or current facts, including statements about beliefs and expectations, is a forward-looking statements. These statements often include the words
“believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management.
Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in
Exhibit 99.3 to our Current Reports on Form 8-K filed on October 23, 2008 with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Those factors include: difficult market conditions have adversely affected our industry; current levels of market volatility are unprecedented; the soundness of other financial institutions could adversely affect us; there can be no assurance that recently enacted legislation will stabilize the U.S. financial system; the impact on us of recently enacted legislation, in particular the Emergency Economic Stabilization Act of 2008 and its implementing regulations, and actions by the FDIC, cannot be predicted at this time;
credit risk; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations and financial condition; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business and revenues; we rely on other companies to provide key components of our business infrastructure; we rely on our systems, employees and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenue and profit margins; competition in the financial services industry is intense and could result in losing business or reducing margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on our common stock; our ability to receive dividends from our subsidiaries accounts for most of our revenue and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; recently declining values of residential real estate may increase our credit losses, which would negatively affect our financial results; deteriorating credit quality, particularly in real estate loans, has adversely impacted us and may continue to adversely impact us; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and methods are key to how we report our financial condition and results of operations, and these require us to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; we may enter into transactions with off-balance sheet affiliates or our subsidiaries that could result in current or future gains or losses or the possible consolidation of those entities; and we are subject to market risk

Important Cautionary Statement About Forward-Looking Statements
associated with our asset management and commercial paper conduit businesses.

Table of Contents I. HIGHLIGHTS II. CAPITAL III. FUNDING & LIQUIDITY IV. FINANCIAL PERFORMANCE V. CREDIT VI. APPENDIX 2

• Earnings per share of $2.13 for the year and a loss of $1.08 in the fourth quarter
• Capital and liquidity enhanced; estimated Tier 1 Ratio of 10.85% at quarter end
• Loan and deposit trends were positive in the quarter
• Core revenue generation stable in net interest margin and soft in noninterest income categories
• Expenses well managed; core expenses declining exclusive of cyclical credit costs
• Asset quality deteriorated significantly as the economy weakened dramatically in the fourth quarter
• Current operating environment remains difficult; recent economic data and market liquidity challenges suggest more downside risk for the economy and credit quality
• In light of the economic and earnings environment, the quarterly dividend has been reduced to $0.10 per share
I. HIGHLIGHTS
Highlights

Completed Sale of $4.9 billion in Preferred Securities to U.S. Treasury
Tier 1 Capital Ratio 10.85% 8.15% 7.47%
Total Capital Ratio 14.00% 11.16% 10.85%
Total Avg. Equity to Total Avg. Assets                          11.17% 10.34%     10.31%
Tangible Equity to Tangible Assets         8.39% 6.40%      6.27%
Tangible Common Equity to Tangible Assets 5.53%                    6.10%                  5.97%
•
Coke related transactions generated proceeds of $1.7 billion and Tier 1 capital of $1.1 billion during 2
nd
and 3
rd
quarters of 2008
•
Received $4.9 billion in proceeds and Tier 1 capital from sale of preferred securities to U.S.
Treasury
Capital Ratios
II. CAPITAL
4Q 2008 3Q 2008 2Q 2008
Estimate                   Actual                Actual

Funding & Liquidity
Funding
• Increased core deposit base
– Core customer deposits of $105 billion, up $3.5 billion during the fourth quarter
– Core deposits compose 93% of total deposits
• Raised funds via public debt markets
– Issued $3 billion FDIC-guaranteed 2- and 3-year bank notes in December
– Retain $1 billion capacity to issue FDIC-guaranteed debt
Liquidity
• Well-structured debt maturity profile at the Bank and Holding Company
– $6.4 billion of term debt maturing during 2009, much of it pre-funded with bank note issuance in
December
– One Holding Company note maturing for $300 million in October 2009
• Daily overnight borrowing position reduced to zero at year-end
• Combined available contingent liquidity from the Fed, FHLB, and free securities exceeds $23 billion
1.  At December 31, 2008 core deposits exclude brokered and foreign deposits
Enhanced Funding Profile and Very Strong Liquidity Position
III. FUNDING & LIQUIDITY
1

($ in millions, except per share data)
$1,208.7                3%                1%             $4,737.2 (2)%
962.5             91% 170%               2,474.2          272%
717.7 (44)%             25%               4,473.5            30%
1,926.4 (22)%           9%               9,210.6            12%
1,588.6             (5)%                9%     5,890.4           13%
(656.5)              NM                NM     728.5         (68)%
(309.0)           486%            288%        (67.3)       (111)%
(379.2)              NM                NM     746.9         (53)%
$  (1.08)              NM                NM     $     2.13         (53)%
2008 Earnings Per Share of $2.13 and 4Q 2008 Loss of $1.08 Per Share
Income Statement Highlights
IV. FINANCIAL PERFORMANCE
Net Interest Income (FTE)
Provision for Loan Losses
Noninterest Income
Total Revenue (FTE)
Total Noninterest Expense
Pre-Tax Income
Provision for Income Taxes
Net Income Available to
Common Shareholders
Net Income Per Average
Common Diluted Share
% Change      % Change                    % Change
4Q 2008       3Q 2008          4Q 2007             2008      2007
NM = Not Meaningful—those changes over 1,000% or where results changed from positive to negative

($ in millions, quarterly average balances)
Balance Sheet Summary
Commercial
Real Estate Home Equity Lines
Real Estate Construction
Real Estate 1-4 Family
Real Estate Commercial
Consumer – Direct
Consumer – Indirect
Credit Card
Total Loans
Noninterest-Bearing Deposits
NOW Accounts
Money Market Accounts
Savings
Consumer Time
Other Time
Total Consumer and Commercial Deposits
Brokered & Foreign Deposits
Total Deposits
4Q 2008 3Q 2008 3Q 2008 4Q 2007
Annualized
% Change
IV. FINANCIAL PERFORMANCE
$  40,464 6% 25% 16%
15,803 2% 10%           10%
8,915 (15)%     (60)%         (33)%
31,007 (2)%         (6)%           (3)%
14,737 4%             17%            14%
5,009 6%               26%           27%
6,821                       (5)%           (19)%             (13)%
999 16% 65%               45%
$123,755     1%           5%          3%
$  20,955 0%      1%            0%
20,095 (2)%             (8)%         (3)%
27,969                         4%              16%           15%
3,460 (8)%              (33)%         (17)%
17,043 5%       19%           (1)%
12,717 7%           29%              3%
102,239                         2%          8%          3%
12,648 (20)%                  (80)%               (20)%
$114,887 (1)%                    (4)%      0%
1. Excludes nonaccrual loans
1

3.13%
3.07%
3.13%
3.14%
3.07%
4Q 2007 1Q 2008 2Q 2008 3Q 2008 4Q 2008
Margin of 3.14% was Up 7 bps from 3Q 2008
•
Margin has been within a relatively
stable range for the last 5 quarters
•
Margin expanded in 4Q driven by:
•
Deposit volume and pricing
•
Preferred stock issuance
•
Risks to 2009 margin include
deposit pricing, rate compression,
NPA levels, and asset mix.
•
The primary opportunity is deposit
volume and mix
Net Interest Margin
IV. FINANCIAL PERFORMANCE

($ in millions)
Provision Increased Due to Higher Charge-offs and Loan Growth; Allowance
Increased to 1.86% Consistent with Decline in Economic Indicators in 4Q
Provision
IV. FINANCIAL PERFORMANCE
Provision
Net Charge-offs
Net Charge-off Ratio
Net ALLL Increase
Allowance to Loan Ratio
$962.5 $503.7 $448.0          $560.0           $356.8
$552.5 $392.1 $322.7          $297.2           $168.0
1.72% 1.24% 1.04%            0.97%           0.55%
$410.0 $111.6 $284.1 $262.8          $188.8
1.86% 1.54%  1.46% 1.25%           1.05%
1. Increase in ALLL in 2Q 2008 is greater than provision less charge-offs due to acquisition of GB&T
4Q 2008       3Q 2008         2Q 2008        1Q 2008       4Q 2007
1

Noninterest Income    $   718 $   576                    25%
Net Adjustments
1
(86)            (430)
Adjusted Noninterest Income           $   804 $1,006
($ in millions)
Core Noninterest Income Declined 20%
(20%)
1.  Adjustment detail included in appendix includes securities gains and losses
Noninterest Income
IV. FINANCIAL PERFORMANCE
%
4Q 2008        4Q 2007              Change

Securities Acquired in 4Q 2007 Managed Down 93%; ARS Increasing, Though Loss
On Expected Repurchase Recognized in 3Q 2008
1.  Grand Horn CLO is a AAA-rated security arising from the securitization of a commercial leveraged loan warehouse
SIV $188 $221         $1,478
RMBS
CDO
Other ABS
CLO
Grand Horn CLO
1
Lehman                          7                    7
ARS 181                    21
($ in millions)
Acquired Securities Portfolio
IV. FINANCIAL PERFORMANCE
•
4Q 2007 acquired portfolio
managed down $95 million, or
27%, during 4Q with roughly
$12 million in additional write-
downs
•
Of approximately $725 million
in expected ARS repurchases,
we have completed roughly
1/3 through 4Q
4Q 2007 Acquired   $251 $ 346          $3,503
Carrying Carrying       Acquisition
Value                 Value              Value
4Q 2008        3Q 2008       4Q 2007
2008 Acquired         $188 $   28
Total                          $439 $ 374
11
23
-
-
43
13
25
-
44
1,042
429
148
47
359
29

1
2
Noninterest Expense $1,589             $1,668           $1,455 (5%)              9%
Net Adjustments 13 206                 145
Adjusted Noninterest Expense                           $1,462 $1,310
Total Adjusted Dollar Increase $124            $277
Credit-Related Costs               150              334
Change Excluding Credit            $(26)            $(57)
Core Expenses Increased Due to Credit-Related Costs, Otherwise Decreasing
1.  Adjustment detail included in appendix
2.  Includes operating losses, credit and collections, other real estate expense, and additions to mortgage re-insurance reserves
Change          Change
4Q 2008             3Q 2008             4Q 2007 3Q 2008 4Q 2007
% %
($ in millions)
8%            20%
Noninterest Expense
IV. FINANCIAL PERFORMANCE
$                       $
Change          Change
$1,576

E  Results
($ in millions)
E  Program Continues to Deliver Results; 2008 Gross Savings of $560 Million,
and $163 Million in 4Q 2008
•
$560 million 2008
actual savings
•
2009 goal remains
$600 million
•
Key contributors to
achieving 2009 goal
include supplier
management,
outsourcing, and
process reengineering
$500 Million 2008 Goal
500
400
300
200
100
IV. FINANCIAL PERFORMANCE
600 $
2
2

Credit Trends
Current and Leading Asset Quality Metrics Deteriorated in 4Q
1.72%
1.24%
1.04%
0.97%
0.55%
1.81%
1.52%
1.48%
1.53%
1.52%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
4Q 2007 1Q 2008 2Q 2008 3Q 2008 4Q 2008
Net Charge-Offs 30-89 Days Past Due
V. CREDIT

Asset Quality Metrics
V. CREDIT
Allowance Increased to 1.86% Reflecting 4Q
Deterioration in Asset Quality Trends
1.  Ratio excludes NPLs at fair market value and LOCOM
$ in Millions
12/31/2008 9/30/2008 6/30/2008 4Q vs 3Q 2008
Total Loans $126,998.4 $126,718.4 $125,824.8 $280.0 $893.6
Allowance for Loans & Lease Losses 2,351.0 1,941.0 1,829.4 410.0 111.6
Net Charge-offs 552.5 392.1 322.7 160.4 69.4
Provision Expense 962.5 503.7 448.0 458.8 55.7
NPAs 4,456.4 3,690.3 2,973.1 766.1 717.2
NPLs to Total Loans 3.10% 2.60% 2.09% 0.50% 0.51%
NPAs to Total Loans + OREO/OA 3.49% 2.90% 2.36% 0.59% 0.54%
ALLL to NPLs
1
61.7% 62.1% 77.0% -0.40% -14.90%
ALLL to Loans 1.86% 1.54% 1.46% 0.32% 0.08%
NCOs (annualized to Average Loans) 1.72% 1.24% 1.04% 0.48% 0.20%
30- 89 Days Past Due 1.81% 1.52% 1.48% 0.29% 0.04%
3Q vs 2Q 2008
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Credit Perspective
V. CREDIT
Consumer
and
Residential
Real
Estate
Secured
Portfolios
Continue
to
Drive
Credit
Quality Metrics, Although We Are Seeing Some Stress in the Commercial
Portfolios
1.  CRE 4Q 2008 charge-off was largely related to one commercial purpose credit secured by real estate
Balance % of Balance
% of
C/O Ratio C/O Ratio 30- 89 DLQ% 30- 89 DLQ%
($ millions)
12/31/2008 Portfolio 09/30/2008
Portfolio
4Q08 3Q08 4Q08 3Q08
Commercial $41,040 32% $40,085
32%
0.84% 0.54% 0.36% 0.38%
Commercial Real Estate
(1)
14,957 12% 13,842
11%
0.61% - 0.63% 0.49%
Consumer 12,617 10% 12,731
10%
2.38% 1.39% 3.46% 3.36%
Real Estate Home Equity Lines 16,454 13% 16,159
13%
3.33% 2.97% 1.65% 1.48%
Real Estate 1- 4 Family 32,066 25% 32,382
25%
1.86% 1.57% 2.93% 2.03%
Real Estate Construction 9,864 8% 11,519
9%
3.29% 1.73% 4.13% 3.37%
Total $126,998 100% $126,718
100%
1.72% 1.24% 1.81% 1.52%

1.  Excludes $85.6 million of Commercial loans secured by residential real estate and $75.1 million of mark-to-market loans held for sale
2.  Does not include nonaccruals
Residential Mortgages $32,066 million
($ millions)
Portfolio Profile Credit Quality Metrics
Loan Type 12/31/08
Balance
09/30/08
Balance
12/31/2008
$ Nonaccruals
1
12/31/08
60+ DLQ
2
09/30/08
60+ DLQ
2
Core Portfolio $23,143 $22,804 $ 938 $  737 2.57% 1.75%
Home Equity Loans 2,504 2,894 60          58           0.85 0.52
Prime 2 3,843 3,938 225   169 2.93 2.00
Lot Loans 1,391 1,447 209   187 5.67 4.13
Alt-A 1 865 917 204   200 12.79 7.12
Alt-A 2 320 382 50    52 13.32 10.64
Total $32,066 $32,382 $1,686 $1,403 2.98% 2.01%
Residential Mortgages
V. CREDIT
Deterioration in Core Portfolio Driven Primarily by Florida Market
nd
st
nd
9/30/2008
$ Nonaccruals

Home Equity Lines $16,454 million
1.  Excludes 3rd party originated
2.  Excludes 3rd party originated and Florida CLTV > 80%
3.  Excludes 3rd party originated, Florida CLTV>80% and CLTV 90+%
4.  Annualized quarterly rate
Portfolio Profile Credit Quality Metrics
Type 12/31/08
Balance
% of
total
09/30/08
Balance
Q4
Charge-off
4
%
Q3
Charge-off
4
%
Q4
Nonaccrual
%
Q3
Nonaccrual
%
3
rd
Party
Originated
$1,859 11% $1,903 10.63% 8.66% 4.30% 3.43%
CLTV > 80%
1
(Florida)
1,868 11 1,945 7.06 5.55 3.00 2.59
CLTV > 90%
2
1,739 11 1,763 3.58 2.34 1.60 1.34
All Other
3
10,988 67 10,548 1.45 1.54 1.87 0.84
Total $16,454 100% $16,159 3.33% 2.97% 1.66% 1.44%
Home Equity Lines
V. CREDIT
($ millions)
Losses in Core Portfolio Were Stable; High Risk Portion of the Portfolio Continued
to Deteriorate

1. Annualized fourth quarter net charge-off ratio
($ millions)
Balances Declined $3.9 Billion, or 28%, vs 4Q 2007; Performance was as Expected
Construction $9,864 million
Portfolio Profile Credit Quality Metrics
Type 12/31/08
Balance
%
of
Portfolio
%
FL
Avg.
Size
$000’s
Q4
C/O
%
$
NPLs
FL
NPL
%
%
30 +
DLQ
Construction Perm $ 1,708 17% 25% 508 5.97% $331 31% 7.26%
Residential
Construction 1,975 20 27 434 3.41 330 29 7.74
Residential A&D 1,913 20 25 694 7.15 383 33 7.89
Residential Land 632 7 36 883 1.57 166 52 5.74
Commercial
Construction 2,399 24 19 1, 761 0.08 32 15 0.90
Commercial A&D 612 6 26 800 -0.08 8 33 0.65
Commercial Land 625 6 30 711 1.31 27 17 5.14
Total $ 9,864 100% 25% 3.29% $1,277 33% 5.29%
V. CREDIT
Construction
1

Commercial Portfolio Profile
V. CREDIT
Source:  Commercial Loan System; excludes Leasing
All pie charts are in descending order by outstandings, clockwise
(1) Predominantly large corporate; southeast-based, large corporate client balances are included in “National”
Well Diversified C & I Portfolio
Collateral Type
29%
10%
6%
4%
4%
5%
42%
Unsecured
Receivables
Assignments of Contracts
and Intangibles
Deposits, CSV, Securities,
Letters of Credit
Equipment
(Business/Commercial)
Inventory
Residential Property
Geography
21%
18%
15%
46% (1)
National (1)
Mid-Atlantic Group
Central Group
Florida Group
Industry Group
11%
9%
9%
9%
7%
6%
6%
5%
5%
5%
4%
4%
3%
16%
1%
Business and Consumer Services
Manufacturing
Retail Trade
Wholesale Trade
Finance and Insurance
Real Estate and Rental and Leasing
Information
Public Administration
Health Care and Social Assistance
Transportation and Warehousing
Professional, Scientific, and Technical Services
Construction
Mining
Utilities
Agriculture, Forestry, Fishing and Hunting

Commercial Real Estate Portfolio Profile
V. CREDIT
Source: Commercial Loan System; excludes Leasing
All pie charts in descending order by outstandings, clockwise
(1) Largely owner occupied
Well Diversified, Largely Owner-Occupied Commercial Real Estate Portfolio
Property Type
18%
12%
8%
8%
8%
7%
3%
3%
33% (1)
Office (1)
Retail
Manufacturing/Industrial/
Warehouse
Auto Dealer
Institutional
Office/Warehouse -
Mixed Use
Apartments
Land and Other
Hotel/Motel
Ownership Profile
60%
40%
Owner Occupied
Investor Owned
Geography
40%
30%
27%
3%
Mid-Atlantic
Group
Central Group
Florida Group
National

Credit Summary
V. CREDIT
•
Credit performance weakened in 4Q with deterioration evident in many asset quality measures and products
•
Increase in early stage delinquencies in the fourth quarter mostly due to a sudden jump in roll rates in consumer mortgage products
•
Residential Mortgages and HELOCs account for 54% of nonperforming loans; approximately 67% of residential mortgage nonperformers have been written down to expected recoverable value
•
Overall, the Construction portfolio has declined by over 28% in the last 12 months; Commercial Construction is performing well
•
Commercial portfolio is well-diversified and continues to perform well overall; however, beginning to see signs of stress brought about by market pressures amid prolonged recession
•
Commercial Real Estate portfolio is well-diversified, largely owner-occupied and continues to perform well
•
The ALLL build to 1.86% of loans was driven, in part, by increasing roll rates and higher delinquencies in consumer residential real estate

Appendix

($ in millions)
Noninterest Income Reconciliation
VI. APPENDIX
Total Noninterest Income $  718          $1,285            $576 (44%) 25%
Securities Gains 411               173                  6
MSR Impairment Charge                                 (370)     - -
Transplatinum Gain - 82                   -
Corporate Real Estate Gain                                   - - 119
Fair Market Write-downs – Trading                  (41)             (113)            (561)
STI Debt Write-up/(Down) – Trading            (44)               341                84
Fair Value Write-downs – Mtg Prod (57) (17) (78)
Fair Value Write-downs – Other Income - (7)              -
ARS Charge – Trading                                         (5)             (173)                   -
Litigation Settlement 20                   - -
Net Adjustments                                                  (86)              286            (430)
Adjusted Noninterest Income                      $    804       $ 999         $1,006            (20%)         (20%)
%                   %
Change        Change
4Q 2008       3Q 2008        4Q 2007     3Q 2008        4Q 2007

Noninterest Expense $1,589            $1,668           $1,455             (5%)              9%
Net E Nonrecurring 11   3                  10
Visa Litigation (14)                     20                 77
Coke Charitable Contribution - 183                     -
AHG Write-down 16                       - 58
Net Adjustments                                                  206 145
Adjusted Noninterest Expense $1,576             $1,462          $1,310             8%             20%
Change        Change
4Q 2008         3Q 2008        4Q 2007 3Q 2008 4Q 2007
% %
($ in millions)
Noninterest Expense Reconciliation
VI. APPENDIX
2
13

Noninterest Income
OTTI- Securities Gains/(Losses) $   (2.0)          $ (10.3)             $     - $  (8.3)           $ (2.0)
MSR Sales – Mortgage Servicing                    - 19.0               19.2               (19.0)    (19.2)
Mortgage Repurchase Reserve              (60.2)            (12.9)              (27.7)                47.3               32.5
Noninterest Expense
Operating Losses
1
236.1             135.2         42.8              100.9            193.3
Mortgage Insurance Reserves 100.0              48.0                  0.1      52.0              99.9
Credit & Collections                                     44.3   50.6                 30.1                (6.3)        14.2
Other Real Estate 35.3              32.3        8.4                  3.0 26.9
$415.7         $266.1                $81.4          $149.6          $334.3
Additional Disclosures
VI. APPENDIX
$                    $
Change        Change
4Q 2008        3Q 2008        4Q 2007          3Q 2008 4Q 2007
($ in millions)
1. 4Q 2008 operating losses includes $167 million increase in reserves for expected fraud losses and claim denials associated with mortgage secured loans and 3Q 2008 included $40 million

(As of 12/31/08, $ millions)
1. Reserves have been established for residential mortgage loans that have not had specific write-downs as well as for incremental losses on loans carried at expected recoverable values
2. Nonaccruals not requiring write-downs include well-secured loans and loans with claims in process for individual and pool PMI policies
3. Excludes Home Equity nonaccruals of $60.0 million, $85.6million of Commercial loans secured by residential real estate and $75.1 million of mark-to-market loans held for sale
Nonaccruals that have been through the specific
write-down process
Loan Type
Balance before
write-down
-
Amount of
write-down
=
Nonaccruals
with
write-down
+
Nonaccruals
not requiring
write-down
+
Nonaccruals
without
specific write-
down
=
Total
Nonaccruals
% Loss
Severity
Core
Portfolio
$471.5 $(130.4) $341.1 $213.8 $383.4 $938.3 19.0%
Prime 2 22.4 (20.7) 1.7 223.1 0.0 224.8 --
Lot Loans 189.8 (82.2) 107.6 47.2 54.2 209.0 34.7%
Alt-A 1 111.2 (27.7) 83.5 47.8 73.2 204.5 17.4%
Alt-A 2 106.7 (87.2) 19.5 -- 30.2 49.7 81.7%
Total $901.6 $(348.2) $553.4 $531.9 $541.0 $1,626.3
Residential Mortgages
Nonaccrual Balances Were Up, But 67% of Nonaccruals are Carried At Expected
Recoverable Value
(1)
VI. APPENDIX
nd
st
nd
2
3